UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2020
_________________________________________________________________
First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road	Raleigh	North Carolina	27609
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (919) 716-7000
________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $1	FCNCA	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Non-Cumulative Perpetual Preferred Stock, Series A	FCNCP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
        Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On June 10, 2020, First Citizens BancShares, Inc. ("BancShares") notified The NASDAQ Stock Market ("Nasdaq") that it had inadvertently failed to file advance notice of the record date of the first scheduled dividend payable on its 5.375% Non-Cumulative Perpetual Preferred Stock, Series A ("Preferred Stock"), which was first issued on March 12, 2020, and to publicly announce the declaration of the dividend, as required by Nasdaq rules. As provided in the terms of the Preferred Stock, the dividend is payable on June 15, 2020, to shareholders of record on June 1, 2020.
All shares of the Preferred Stock are held pursuant to a Depositary Agreement dated March 12, 2020, under which Depositary Shares were issued, each representing a 1/40th Interest in a share of Preferred Stock. Under the Depositary Agreement, the record date for determination of the entitlement of holders of the Depositary Shares to their respective shares of the dividend is the same as the record date for the Preferred Stock.
The notice of record date was filed with Nasdaq on June 10, 2020, promptly after it was discovered that it had been overlooked. BancShares has taken steps to ensure that required notices and public announcements are timely made for future dividends declared on the securities.
Item 9.01. Financial Statements and Exhibits
        (d) Exhibits. The following exhibit accompanies this report.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	June 11, 2020	By: /s/ Craig L. Nix
Craig L. Nix
Chief Financial Officer